Stone Ridge International Developed Markets Variance Risk Premium Fund
Stone Ridge Emerging Markets Variance Risk Premium Fund
Stone Ridge International Master Variance Risk Premium Fund

Supplement
To the
Prospectus
dated
January 21, 2014

Effective April 9, 2014, the Stone Ridge International Master Variance Risk Premium Fund is not subject to a redemption fee with respect to redemptions from the Stone Ridge International Developed Markets Variance Risk Premium Fund and/or the Stone Ridge Emerging Markets Variance Risk Premium Fund.  Accordingly, the disclosure appearing under the third paragraph of the section titled “HOW TO REDEEM CLASS I SHARES AND CLASS M SHARES - Frequent Purchases and Sales of Fund Shares” on page 41 of the prospectus is replaced in its entirety with the following disclosure:

The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions; in addition, a redemption fee is imposed on shares that are redeemed or exchanged within 90 days or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by the Funds, and does not benefit the Fund’s Adviser, Distributor or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, or (iii) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These policies may apply to investments made through financial intermediaries, including through programs utilizing omnibus accounts.  In addition, the redemption fee also will not be assessed to redemptions made by the Stone Ridge International Master Variance Risk Premium Fund with respect to its investments in the Underlying Funds.  The Funds seek to apply these policies uniformly.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (855) 609-3680.

This supplement should be retained with your Prospectus for future reference.

April 9, 2014